UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2014

Washington Prime Group Inc.

(Exact name of registrant as specified in its charter)

Indiana	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (240) 630-0000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 27, 2014, Washington Prime Group Inc. (the “Company”) and Washington Prime Group, L.P. (the “Partnership”) entered into a separation and distribution agreement with Simon Property Group, Inc. (“SPG”) and Simon Property Group, L.P., pursuant to which SPG agreed to transfer certain assets and liabilities to the Company (the “Separation”) and distribute 100% of the outstanding shares of WPG to the SPG shareholders in a tax-free distribution (the “Distribution”). The Distribution was made on May 28, 2014 to SPG shareholders of record as of the close of business on May 16, 2014 (the “Record Date”).  As a result of the Distribution, the Company is now an independent public company trading under the symbol “WPG” on the New York Stock Exchange.

In connection with the Separation, the Company and its subsidiaries entered into several agreements with Simon Property Group, Inc. (“SPG”) on May 28, 2014, including the following agreements:

•                  Transition Services Agreement

•                  Tax Matters Agreement

•                  Employee Matters Agreement

In addition, on May 15, 2014, the Partnership entered into a Revolving Credit and Term Loan Agreement (the “Credit Agreement”) with certain lenders.

The information statement (the “Information Statement”) filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 20, 2014 provides a description of the terms of each of the above agreements, and each of the above agreements are also filed as exhibits to this Form 8-K.

ITEM 2.03                                  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosures set forth in Item 1.01 related to the Credit Agreement are incorporated herein by this reference. On May 27 and 28, 2014, the Partnership, as borrower, drew down an aggregate $500,000,000 on the senior unsecured term loan facility and $100,835,000 on the revolving credit facility under the Credit Agreement.

ITEM 5.01                                  CHANGE IN CONTROL OF REGISTRANT.

On May 28, 2014 (the “Effective Date”), the previously announced spin-off of the Company from SPG was completed.  One Company common share was distributed to stockholders of record of SPG for every two shares of SPG common stock held of record as of the close of business on the Record Date.  The Company began trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “WPG”.  The Company is now an independent publicly traded company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 6, 2014, Marvin L. White was appointed to the Board of Directors (the “Board”) of Washington Prime Group Inc. (the “Company”).  Mr. White also serves on the Audit Committee of the Board.

On May 27, 2014, Louis G. Conforti, Robert J. Laikin, Mark Ordan, and Jacquelyn Sofferwere also appointed as directors of the Company.  Mr. Sokolov serves as Chairman of the Board.  The Board has determined that Messrs. Conforti, Laikin and White and Ms. Soffer are independent directors.  On May 27, 2014, the SPG, as sole shareholder of the Company re-appointed the members of the Board to serve as such until the election and qualification of the successors of such persons at the Corporation’s 2015 Annual Meeting

Set forth below are the directors who are members of each committee of our board of directors:

•                  Audit Committee: Mr. White, Mr. Conforti and Mr. Laikin

•                  Governance and Nominating Committee: Ms. Soffer, Mr. White and Mr. Conforti

•                  Compensation Committee: Mr. Conforti, Ms. Soffer and Mr. Laikin

On May 6, 2014, the Board appointed certain executive officers to hold the positions indicated below, with such appointments effective as of the day before the Distribution:

Mark Ordan	Chief Executive Officer
C. Marc Richards	Chief Financial Officer
Myles Minton	Chief Operating Officer
Robert P. Demchak	Secretary/General Counsel
Michael Gaffney	Senior Vice President and Head of Capital Markets

Please see the Information Statement for biographical information about the newly appointed directors. Such information is incorporated herein by reference.

On May 28, 2014, the Company Board adopted the Washington Prime Group, L.P. 2014 Stock Incentive Plan (the “Plan”) and authorized the reservation of 10,000,000 shares of the Company for issuance pursuant to the Plan. Please see the Information Statement for a description of the material provisions of the Plan, which description is incorporated herein by reference.  A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Separation, the Company and its subsidiaries entered into Director Indemnification Agreements with each of its directors in substantially the form filed as Exhibit 10.10 to Amendment No. 3 to the Registration Statement on Form 10 as filed on April 21, 2014.

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 6, 2014, the Company amended and restated its articles of incorporation (the “Amended and Restated Articles of Incorporation”) and bylaws (the “Amended and Restated Bylaws”), effective as of immediately before the effective time of the Distribution..  Please see the Information Statement for a description of the provisions of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, which description is incorporated herein by reference.  The Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws were filed as Exhibits 3.1 and 3.2, respectively to Amendment No. 2 to the Registration Statement on Form 10 as filed on March 24, 2014, and are incorporated by reference herein.

On May 6, 2014 Washington Prime Group, L.P. amended and restated its agreement of limited partnership (the “Partnership Agreement”) effective as of immediately before the effective time of the Distribution.

Please see the Information Statement for a description of the provisions of the Partnership Agreement, which description is incorporated herein by reference.  Washington Prime Group, L.P.’s Partnership Agreement is attached hereto as Exhibit 10.6, and is incorporated by reference herein.

ITEM 5.05                                  AMENDMENTS TO THE REGSITRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

In connection with the Distribution, the Board adopted a Code of Business Conduct and Ethics effective as of immediately prior to the effective time of the Separation.  A copy of the Company’s Code of Business Conduct and Ethics is available under the Investor Relations section of the Company’s website at www.washingtonprime.com.

ITEM 8.01                                  OTHER EVENTS.

In connection with the Distribution, the Board adopted Corporate Governance Principles effective as of immediately prior to the effective time of the Separation. A copy of the Company’s Corporate Governance Principles is available under the Investor Relations section of the Company’s website at www.washingtonprime.com.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

2.1	Separation and Distribution Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated as of May 27, 2014

10.1	Washington Prime Group, L.P. 2014 Stock Incentive Plan

10.2	Transition Services Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated May 28, 2014

10.3	Tax Matters Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated May 28, 2014

10.4	Employee Matters Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated May 28, 2014

10.5	Revolving Credit and Term Loan Agreement, by and among Washington Prime Group, L.P., as borrower, Bank of America N.A., as administrative agent and the Lenders party thereto, dated May 15, 2014

10.6	Amended and Restated Agreement of Limited Partnership of Washington Prime Group, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 29, 2014

WASHINGTON PRIME GROUP INC.

By:	/s/ Robert P. Demchak
Name: Robert P. Demchak
Title: Secretary and General Counsel

EXHIBIT INDEX

2.1	Separation and Distribution Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated as of May 27, 2014

10.1	Washington Prime Group, L.P. 2014 Stock Incentive Plan

10.2	Transition Services Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated May 28, 2014

10.3	Tax Matters Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated May 28, 2014

10.4	Employee Matters Agreement by and among Simon Property Group, Inc., Simon Property Group, L.P., Washington Prime Group Inc. and Washington Prime Group, L.P., dated May 28, 2014

10.5	Revolving Credit and Term Loan Agreement, by and among Washington Prime Group, L.P., as borrower, Bank of America N.A., as administrative agent and the Lenders party thereto, dated May 15, 2014

10.6	Amended and Restated Agreement of Limited Partnership of Washington Prime Group, L.P.